CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Revenue:
Revenue	$ 1,588	$ 3,281
Cost of revenue	1,004	2,950
Gross profit	584	331
Operating expenses:
Research and development	2,450	6,893
Selling, general and administrative	8,776	16,668
Asset impairment and other charges	1,310
Total operating expenses	12,536	23,561
Loss from operations	(11,952)	(23,230)
Interest income (expense), net	29	(385)
Other expense	(411)	(61)
Net loss	(12,334)	(23,676)
Other comprehensive income	0	0
Net loss and comprehensive loss	$ (12,334)	$ (23,676)
Net loss per share, basic and diluted (in dollars per share)	$ (1.59)	$ (5.03)
Weighted-average common shares outstanding, basic and diluted (in shares)	7,738,355	4,706,775